UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024

GETTY REALTY CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-13777	11-3412575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

292 Madison Avenue, 9th Floor, New York, New York	10017-6318
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 349-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting of Stockholders of Getty Realty Corp. (the “Company”) held on April 25, 2024 (the “Annual Meeting”), the stockholders of the Company voted on the following items:

Proposal 1: Election of Directors

Elected the following nominees to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until their respective successors are elected and qualify:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Christopher J. Constant	44,460,055	615,080	4,030,745
Milton Cooper	40,225,596	4,849,539	4,030,745
Philip E. Coviello	39,961,470	5,113,665	4,030,745
Evelyn León Infurna	44,715,237	359,898	4,030,745
Mary Lou Malanoski	40,090,359	4,984,776	4,030,745
Howard Safenowitz	43,792,651	1,282,484	4,030,745

Proposal 2: Advisory (Non-binding) Vote on Named Executive Compensation (Say-On-Pay)

Approved, on an advisory basis (non-binding), the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in the proxy statement (“Say-on-Pay”) for the Annual Meeting. There were 43,163,841 votes cast for the proposal, 1,833,803 votes cast against the proposal, 77,491 abstentions and 4,030,745 broker non-votes.

Proposal 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024

Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. There were 47,474,977 votes cast for the appointment, 1,601,526 votes cast against the appointment, 29,377 abstentions and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GETTY REALTY CORP.

Date: April 30, 2024	By:	/s/ Brian R. Dickman
Brian R. Dickman
Executive Vice President
Chief Financial Officer and Treasurer